EXHIBIT A

                            SHAREHOLDER SERVICE FEES

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FUND                                    CLASS OF SHARES          MAXIMUM
                                                             SHAREHOLDER SERVICE
                                                                   FEE
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NorthPointe Micro Cap Equity Fund       Investor Class            0.25%
                                        Shares
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NorthPointe Small Cap Growth            Investor Class            0.25%
Fund                                    Shares
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NorthPointe Small Cap Value Fund        Investor Class            0.25%
                                        Shares
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NorthPointe Large Cap Value Fund        Investor Class            0.25%
                                        Shares
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Rothschild Larch Lane Alternatives      Investor Class            0.10%
Fund                                    Shares
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Logan Circle Partners Select            R Class Shares            0.25%
Growth Equities Fund
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Logan Circle Partners Core Plus         R Class Shares            0.25%
Fund
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Logan Circle Partners High Yield        R Class Shares            0.25%
Fund
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Logan Circle Partners Multi-            R Class Shares            0.25%
Sector Fixed Income Fund
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